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 T. ROWE PRICE
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State Tax-Free Income Trust

   Virginia Short-Term Tax-Free Bond Fund

 Supplement to prospectus dated July 1, 1999
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 Effective March 1, 2000, the footnote to Table 2 on page 5 of the prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:

 /a/
 To limit the fund's expenses, T. Rowe Price has contractually obligated itself to bear any expenses through February 28, 2002, to the extent such expenses would cause the ratio of expenses to average net assets to exceed 0.60%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.60%; however, no reimbursement will be made after February 29, 2004, or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.

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 The date of this supplement is March 1, 2000
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                                                                  C14-041 3/1/00